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                                                                    Exhibit 23.4

                        CONSENT OF NOMINEE FOR DIRECTOR

     I hereby consent to be named as a nominee for director of ORBIT/FR, Inc. in its Registration Statement on Form S-1, and to become a director on the effective date of such Registration Statement.


                                                        /s/ Eric Haskell
Malvern, Pennsylvania                                   -----------------------
June 5, 1997                                            Eric Haskell